Exhibit 10.2

EXECUTION COPY

AMENDMENT NO. 5

Dated as of May 8, 2012

to

CREDIT AGREEMENT

Dated as of February 8, 2010

THIS AMENDMENT NO. 5 (“Amendment”) is made as of May 8, 2012 by and among Encore Capital Group, Inc. (the “Borrower”), the financial institutions listed on the signature pages hereof (the “Lenders”) and SunTrust Bank (“SunTrust”), as, on and after the Amendment No. 5 Effective Date, collateral agent (the “Collateral Agent”) and as administrative agent (the “Administrative Agent” and, together with the Collateral Agent, the “Agents”) under that certain Credit Agreement dated as of February 8, 2010 by and among the Borrower, the Lenders and JPMorgan Chase Bank, N.A. (“JPMorgan”), as, prior to the Amendment No. 5 Effective Date, collateral agent and administrative agent (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Borrower has requested that the Lenders and the Agents agree to certain amendments with respect to the Credit Agreement;

WHEREAS, the Lenders party hereto and the Agents have agreed to such amendments on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders party hereto and the Agents have agreed to enter into this Amendment.

1. Appointment of Successor Agents.

(a) The Lenders and Borrower having received the notice of resignation of JPMorgan as administrative agent and collateral agent (in each such capacity, a “Former Agent” and, together, the “Former Agents”) under the Credit Agreement and other Loan Documents, the Lenders and the Borrower agree that, effective as of the date hereof, (a) JPMorgan has resigned as Administrative Agent and as Collateral Agent under the Credit Agreement and other Loan Documents, and (b) SunTrust hereby is hereby appointed (and SunTrust accepts such appointment) as successor Administrative Agent and Collateral Agent under the Credit Agreement and other Loan Documents. In accordance with Section 10.12 of the Credit Agreement and Section 18 of the Intercreditor Agreement, JPMorgan is discharged from its duties and obligations under the Credit Agreement and under the other Loan Documents as Administrative Agent and Collateral Agent, provided that notwithstanding the effectiveness of such resignation, the provisions of the Intercreditor Agreement, of Article X of the Credit Agreement and similar provisions in the other Loan Documents shall continue in effect for the benefit of JPMorgan in respect of any actions taken or omitted to be taken by it while it was acting as the Administrative Agent or Collateral Agent under the Intercreditor Agreement, the Collateral Agreement and under the other Loan Documents, as applicable.

(b) (i) the Agents shall bear no responsibility for any actions taken or omitted to be taken by the Former Agents while JPMorgan served as Administrative Agent and Collateral Agent under the Credit Agreement and the other Loan Documents and (ii) each of the parties hereto authorizes (including without limitation to the extent contemplated under Section 9-509 of the Uniform Commercial Code of the State of New York (or any corollary provision of the uniform commercial code of any other state)) SunTrust, as Collateral Agent, to file any UCC assignments or amendments with respect to the UCC Financing Statements, mortgages, and other filings in respect of the Collateral as SunTrust deems necessary or desirable to evidence the Agents’ succession as Administrative Agent and Collateral Agent under the Credit Agreement and the other Loan Documents and each party hereto agrees to execute any documentation reasonably necessary to evidence such succession.

(c) Without limiting the provisions of clause (b)(i) immediately above or any indemnification provisions set forth in the Credit Agreement and the other Loan Documents, each of the Lenders and the Credit Parties agrees that SunTrust, in its capacity as Administrative Agent and Collateral Agent (and not in its capacity as Lender under the Credit Agreement), shall bear no responsibility or liability for any event, circumstance or condition existing on or prior to the date this Amendment becomes effective in accordance with Section 4 below (the “Effective Date”), including, without limitation, with respect to any of the Collateral, the Loan Documents or the transactions contemplated thereby (the “Indemnified Events”). Furthermore, each Credit Party hereby agrees to indemnify and hold harmless SunTrust and each of its officers, directors, employees, agents, advisors and other representatives (each an “Indemnified Party”) from and against (and will reimburse each Indemnified Party as the same are incurred for) any and all claims, liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever (including, without limitation, the reasonable fees, disbursements and other charges of counsel) that may at any time be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or by reason of (including, without limitation, in connection with any investigation, litigation or proceeding or preparation of a defense in connection therewith) any Indemnified Events except to the extent that they are determined in a final non-appealable judgment by a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of the party seeking indemnification. The agreements contained in this clause (c) shall survive the payment of the Obligations and termination of the Loan Documents.

(d) On and after the Effective Date, all items of collateral, including possessory collateral held by either of the Former Agents for the benefit of the Secured Parties shall be deemed to be held by the Former Agents as agent and bailee for SunTrust, as Collateral Agent for the benefit of the Secured Parties, until such time as such possessory collateral has been delivered to SunTrust, as Collateral Agent. Notwithstanding anything herein to the contrary, the Borrower and each other Credit Party who is a party hereto agrees that all of such Liens granted by any Credit Party pursuant to any Loan Document shall in all respects be continuing and in effect and are hereby ratified and reaffirmed. Without limiting the generality of the foregoing, any reference to the Former Agents on any publicly filed document, to the extent such filing relates to the Liens in the Collateral assigned hereby and until such filing is modified to reflect the interests of SunTrust, as Collateral Agent, shall, with respect to such Liens and security interests, constitute a reference to the Former Agents as collateral representative of SunTrust, as Collateral Agent.

(e) It is acknowledged and agreed by each of the parties hereto that SunTrust, solely in succeeding to the positions of Administrative Agent and Collateral Agent (exclusive of its capacity as a

Lender under the Credit Agreement), (i) has undertaken no analysis of the Collateral Documents or the Collateral and (ii) has made no determination as to (x) the validity, enforceability, effectiveness or priority of any Liens granted or purported to be granted pursuant to the Collateral Documents or (y) the accuracy or sufficiency of the documents, filings, recordings and other actions taken to create, perfect or maintain the existence, perfection or priority of the Liens granted or purported to be granted pursuant to the Collateral Documents. SunTrust shall be entitled to assume that, as of the date hereof, all Liens purported to be granted pursuant to the Collateral Documents are valid and perfected Liens having the priority intended by the Secured Parties. In addition, the Lenders hereby agree that SunTrust shall have no liability for failing to have any of the Collateral Documents or other Loan Documents assigned to the Agents.

(f) Following the Effective Date, all notices required to be delivered to the Administrative Agent or the Collateral Agent under the Credit Agreement, the Intercreditor Agreement or any other Loan Document shall be delivered to SunTrust at the following address:

SunTrust Bank

3333 Peachtree Road

Atlanta, Georgia 30326

Attention: Peter Wesemeier

Facsimile: (404) 439-7390

With a copy to:

SunTrust Bank

Agency Services

303 Peachtree Street, 25th Floor

Atlanta, Georgia 30308

Attention: Doug Weltz

Facsimile: (404) 495-2170

2. Amendments to Credit Agreement. Effective as of the Effective Date, the Credit Agreement, and in the case of clause (a) below, each other Loan Document, is amended as follows:

(a) The Credit Agreement and each other Loan Document is amended to remove all reference to JPMorgan Chase Bank N.A. as “Administrative Agent”, “Collateral Agent”, “Agent” and Agents” and replace each such reference with a reference to SunTrust Bank. Additionally, all references to JPMorgan in the following definitions and Sections of the Credit Agreement shall be replaced with references to SunTrust: “Eurodollar Base Rate”; “LC Issuer”; “Prime Rate”; “Swing Line Lender”; Section 2.12; Section 2.20.11; and Section 9.6.

(b) Section 1.1 of the Credit Agreement is amended to add the following definitions in its appropriate alphabetical order therein:

“ “Advance Rate” means, for the period commencing on the Amendment No. 5 Effective Date to the first Advance Rate Measurement Date thereafter, 33%, and, thereafter, for the period from (but not including) each Advance Rate Measurement Date to the immediately succeeding Advance Rate Measurement Date, the percentage obtained by subtracting from the Advance Rate in effect immediately prior to the first day of such period the difference (the “Cost Differential”, and which may be a positive or negative number) between:

(a) the average “Cost Per Total Dollar Collected” percentage as shown on the Borrower’s consolidated financial statements for the most recent four consecutive fiscal quarters (for which financial statements have been delivered in accordance with section 6.1.1 or 6.1.2) ending on or before such Advance Rate Measurement Date and

(b) the average “Cost Per Total Dollar Collected” percentage as shown on the Borrower’s consolidated financial statements for the most recent four consecutive fiscal quarters (for which financial statements have been delivered in accordance with section 6.1.1 or 6.1.2) ending on or before the Advance Rate Measurement Date immediately preceding such Advance Rate Measurement Date, provided that if the resulting Cost Differential includes a fractional amount, the fractional portion thereof (the “Carryover Fraction”) shall be ignored when determining the Cost Differential on the applicable Advance Rate Measurement Date but shall be added (or subtracted, as applicable) to the Cost Differential obtained on the following Advance Rate Measurement Date (with any resulting fractional portion again being ignored and added (or subtracted, as applicable) subsequently); provided further that in no event shall the Advance Rate ever be lower than 30% or higher than 35%. The Borrower shall set forth in reasonable detail the calculations of the Advance Rate on the Borrowing Base Certificate when delivered in accordance with the terms of this Agreement.”

“ “Advance Rate Measurement Date” means each date on which the Borrower’s financial statements required to be delivered pursuant to Section 6.1.1 and 6.1.2 have been delivered.”

“ “Amendment No. 5” means Amendment No. 5 dated as of May 8, 2012, to Credit Agreement dated as of February 8, 2010 by and among the Borrower, certain of the Lenders, and SunTrust, as Collateral Agent and as Administrative Agent.

“ “Amendment No. 5 Effective Date” means May 8, 2012.”

“ “Propel” means Propel Financial Services, LLC, a Texas limited liability company.”

“ “Propel Acquisition” means the acquisition by Propel Acquisition Co. of the Propel Group.”

“ “Propel Acquisition Co.” means a Subsidiary of the Borrower that is a Delaware limited liability company formed for the purpose of acquiring the Propel Group.”

“ “Propel Group” means Propel and its Subsidiaries and each other entity acquired by Propel Acquisition Co. as part of the same transaction as the acquisition of Propel.”

“ “Propel Indebtedness” means the Indebtedness incurred by any member of the Propel Group in connection with the Propel Acquisition and the on-going financing of the operations and business of the Propel Group.”

“ “Propel Principal Collections” means the aggregate amount of collections of the Propel Group (but not constituting Amortized Collections) which are not included in the revenues of any member of the Propel Group by reason of the application of such collections to the principal of such receivables.”

“ “SunTrust” means SunTrust Bank, a Georgia banking corporation, in its individual capacity, and its successors.”

(c) Section 1.1 of the Credit Agreement is further amended to amend and restate the definitions of “Aggregate Revolving Loan Commitment” and “Borrowing Base” set forth therein in their entirety as follows:

“ “Aggregate Revolving Loan Commitment” means the aggregate of the Revolving Loan Commitments of all the Lenders, as may be increased or reduced from time to time pursuant to the terms hereof. The Aggregate Revolving Loan Commitment as of the Amendment No. 5 Effective Date is Five Hundred Fifty-Five Million Five Hundred Thousand and 00/100 Dollars ($555,500,000).”

“ “Borrowing Base” means, as of any date of calculation, an amount, as set forth on the most current Borrowing Base Certificate delivered to the Administrative Agent on or prior to such date, equal to (i) the lesser of (1) the Advance Rate of Estimated Remaining Collections (exclusive of any Receivables in any Receivables Portfolio that are not Eligible Receivables) as of the last day of the month for which such Borrowing Base Certificate was provided and (2) the product of the net book value of all Receivables Portfolios acquired by any Credit Party on or after January 1, 2005 multiplied by 95%, minus (ii) the aggregate principal amount outstanding in respect of the Prudential Senior Secured Notes.”

(d) Section 1.1 of the Credit Agreement is further amended to amend the definition of “Consolidated EBITDA” by restating clause (1) thereof to read as follows:

“to the extent not included in such revenue, Amortized Collections and Propel Principal Collections,”.

(e) Section 2.5.3 of the Credit Agreement is hereby amended to amend and restate the first sentence thereof in its entirety as follows:

“At any time, but not more than two (2) times during the period commencing on the Amendment No. 5 Effective Date and ending on the three-year anniversary of the Closing Date and not more than three (3) times during each successive one-year anniversary of the Closing Date, the Borrower may request that the Aggregate Revolving Loan Commitment be increased; provided that (A) the Aggregate Revolving Loan Commitment shall at no time exceed $655,500,000 minus the aggregate amount of all reductions in the Aggregate Revolving Loan Commitment previously made pursuant to Section 2.5.2; (B) such request shall be in an amount not less than $5,000,000; and (C) the aggregate amount of all such increases effected on or after the Amendment No. 5 Effective Date shall not exceed $100,000,000.”

(f) Section 6.4 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“The Borrower will, and will cause each Subsidiary to, carry on and conduct its business in substantially the same manner and in substantially the same fields of enterprise as it is conducted on the Amendment No. 5 Effective Date (and after giving effect to the Propel Acquisition); provided that in no event shall any member of the Propel Group engage in any business such that it would acquire any material amount of Receivables to the extent such Receivables could be Eligible Receivables if held by a Credit Party) and do all things necessary to remain duly incorporated or organized, validly existing and (to the extent such concept applies to such entity) in good standing as a domestic corporation, partnership or limited liability company in its jurisdiction of incorporation or organization, as the case may be, as in effect on the Closing Date, and maintain all requisite authority to conduct its business in each jurisdiction in which its business is conducted, except (i) as permitted by Section 6.11 and (ii) except to the extent that the failure to maintain any of the foregoing could not reasonably be expected to have a Material Adverse Effect.”

(g) Section 6.13 of the Credit Agreement is hereby amended by amending and restating clause 6.13.5 thereof in its entirety as follows:

“Creation of, or investment in, a Subsidiary and in respect of which the Borrower has otherwise complied with Sections 6.25 and 6.26; provided that the foregoing shall not permit investments the purpose of which is the acquisition of receivables owed by a Person subject to bankruptcy or similar proceedings; provided further that in the case of any investments in any member of the Propel Group, such investment shall be permitted only to the extent that after giving effect to such investment, no Default shall exist and continue and that the Borrower shall be in compliance with Sections 6.21 and 6.22 on a pro forma basis as if the investment occurred on the first day of the applicable period being tested pursuant to such Sections.”

(h) Section 6.13 of the Credit Agreement is hereby amended to add the following clause 6.13.10 immediately following clause 6.13.9 thereof:

“The Propel Acquisition, provided that the acquisition consideration therefore does not in the aggregate exceed $195,000,000.”

(i) Section 6.14 of the Credit Agreement is hereby amended by amending and restating clause 6.14.5 thereof in its entirety as follows:

“Indebtedness arising from intercompany loans and advances (i) made by any Subsidiary to any Credit Party; provided that the Borrower agrees that all such Indebtedness owed to any member of the Propel Group by any Credit Party shall be expressly subordinated to the Secured Obligations pursuant to subordination provisions reasonably acceptable to the Administrative Agent, (ii) made by the Borrower to any Credit Party; provided that the Borrower agrees that all such Indebtedness shall be expressly subordinated to the Secured Obligations pursuant to subordination provisions reasonably acceptable to the Administrative Agent, (iii) made by the Borrower or any Subsidiary to any other Subsidiary solely for the purpose of facilitating, in the ordinary course of business consistent with past practice, the payment of fees and expenses in connection with collection actions or proceedings or (iv) made by the Borrower or any other Credit Party to any member of the Propel Group to the extent such loan would be permitted as an investment in compliance with the final proviso of Section 6.13.5.”

(j) Section 6.14 of the Credit Agreement is hereby further amended to add the following clause 6.14.16 immediately following clause 6.14.15 thereof:

“The Propel Indebtedness, provided that the aggregate principal amount thereof does not exceed $190,000,000 (exclusive of intercompany loans), and the unsecured guaranty obligations of the Borrower of such Propel Indebtedness.”

(k) Section 6.15 of the Credit Agreement is hereby amended to add the following clause 6.15.15 immediately following clause 6.15.14 thereof:

“Liens on the assets of any member of the Propel Group securing the Propel Indebtedness.”

(l) Section 6.18 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“The Borrower will not, and will not permit any Credit Party or any member of the Propel Group to, create or otherwise cause to become effective any consensual encumbrance or restriction of any kind on the ability of any Credit Party or member of the Propel Group (i) to pay dividends or make any other distribution on its stock, (ii) to pay any Indebtedness or other obligation owed to the Borrower or any other Subsidiary, (iii) to make loans or advances or other Investments in the Borrower or any other Subsidiary, or (iv) to sell, transfer or otherwise convey any of its property to the Borrower or any other Subsidiary, other than (A) customary restrictions on transfers, business changes or similar matters relating to earn out obligations in connection with Permitted Acquisitions, (B) pursuant to the Existing Unsecured Notes and (C) as provided in this Agreement, the Prudential Senior Secured Note Agreement and as required pursuant to the documents governing the Propel Indebtedness, but only to the extent relating to the collateral owned by any member of the Propel Group securing the Propel Indebtedness.”

(m) Section 6.25 of the Credit Agreement is hereby amended to amend and restate the first sentence thereof in its entirety as follows:

“The Borrower shall cause each of its Subsidiaries (other than the Excluded Subsidiaries and (so long as any Propel Indebtedness is outstanding, or commitments therefor are in effect) each member of the Propel Group) to guarantee pursuant to the Guaranty Agreement or supplement thereto (or, in the case of a Foreign Subsidiary, any other guarantee agreement requested by the Administrative Agent) the Secured Obligations.”

(n) Section 10.12 of the Credit Agreement is hereby amended to amend and restate the first sentence thereof in its entirety as follows:

“The Administrative Agent (i) may resign at any time by giving written notice thereof to the Lenders and the Borrower and (ii), if the Administrative Agent, together with its Affiliates, holds less than 7.5% of the Aggregate Revolving Loan Commitment (or, if the Revolving Loan Commitments have been terminated, less than 7.5% of the Aggregate Outstanding Revolving Credit Exposure), the Required Lenders may require the Administrative Agent to resign, such resignation to be effective upon the appointment of a successor Administrative Agent or, if no successor Administrative Agent has been appointed, forty-five (45) days after the retiring Administrative Agent gives notice of its intention to resign or the Required Lenders have requested such resignation.”

(o) Schedule 6.13.1 of the Credit Agreement is amended to amend and restate clause 2(a) thereof in its entirety as follows:

“All investments will be held in US Dollars (other than investments in currencies of countries wherein the Borrower or any of its Subsidiaries carries on business, in an aggregate amount not to exceed $20,000,000 at any time).”

(p) The Revolving Loan Commitments of certain of the Lenders (the “Increasing Lenders”) are hereby increased as set forth in the Commitment Schedule on Annex A attached hereto. Certain financial institutions not party to the Credit Agreement prior to the date hereof are identified as

New Lenders on Annex A attached hereto (the “New Lenders”). Upon the effectiveness hereof and the execution hereof by each New Lender, such New Lender shall constitute a “Lender” for all purposes under the Loan Documents. Accordingly, the Commitment Schedule attached to the Credit Agreement is hereby amended and restated in its entirety in the form attached hereto as Annex A. The Borrower hereby agrees to compensate each Lender for any and all losses, costs and expenses incurred by such Lender in connection with the sale and assignment of any Eurodollar Loans and the reallocation described in Section 3 below (unless such compensation is waived by such Lender in its sole discretion), in each case on the terms and in the manner set forth in Section 3.4 of the Credit Agreement.

3. Reallocations. The Administrative Agent shall (and the Lenders party hereto authorize the Administrative Agent to) make such reallocations of the Aggregate Outstanding Revolving Credit Exposure under the Credit Agreement as are necessary in order that the Revolving Credit Exposure with respect to such Lender reflects such Lender’s Revolving Loan Pro Rata Share of the Aggregate Outstanding Revolving Credit Exposure under the Credit Agreement as amended hereby.

4. Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that (a) the Administrative Agent shall have received (i) counterparts of this Amendment duly executed by the Borrower, each Increasing Lender, each New Lender, the Required Lenders and the Agents and the Consent and Reaffirmation attached hereto duly executed by the Guarantors and (ii) such other opinions, instruments and documents as are reasonably requested by the Administrative Agent and the Collateral Agent and (b) the Borrower shall have paid, to the extent invoiced, all fees and expenses of the Administrative Agent and its affiliates (including attorneys’ fees and expenses) in connection with this Amendment and the other Loan Documents.

5. Representations and Warranties of the Borrower. The Borrower hereby represents and warrants as follows:

(a) This Amendment and the Credit Agreement as amended hereby constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms.

(b) As of the date hereof and giving effect to the terms of this Amendment, (i) there exists no Default or Unmatured Default and (ii) the representations and warranties contained in Article V of the Credit Agreement, as amended hereby, are true and correct, except for representations and warranties made with reference solely to an earlier date.

6. Reference to and Effect on the Credit Agreement.

(a) Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

(b) Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c) Other than as expressly set forth herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

7. Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws of the State of New York, but giving effect to federal laws applicable to national banks.

8. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

9. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.

[Signature Pages Follow]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

ENCORE CAPITAL GROUP, INC.,
as the Borrower

By:	/s/ J. Brandon Black
Name:	J. Brandon Black
Title:	President & Chief Executive Officer

Signature Page to Amendment No. 5

Encore Capital Group, Inc.

Credit Agreement dated as of February 8, 2010

SUNTRUST BANK,
as Administrative Agent and as a Lender

By:	/s/ Peter Wesemeier
Name:	Peter Wesemeier
Title:	Vice President

SUNTRUST BANK, as Collateral Agent

By:	/s/ Peter Wesemeier
Name:	Peter Wesemeier
Title:	Vice President

Signature Page to Amendment No. 5

Encore Capital Group, Inc.

Credit Agreement dated as of February 8, 2010

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Angel Sutoyo
Name:	Angel Sutoyo
Title:	Vice President

Signature Page to Amendment No. 5

Encore Capital Group, Inc.

Credit Agreement dated as of February 8, 2010

DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Lender

By:	/s/ Nir Vidra
Name:	Nir Vidra
Title:	Managing Director

By:	/s/ Jay Steiner
Name:	Jay Steiner
Title:	Managing Director

Signature Page to Amendment No. 5

Encore Capital Group, Inc.

Credit Agreement dated as of February 8, 2010

ING CAPITAL LLC, as a Lender

By:	/s/ Mary Forstner
Name:	Mary Forstner
Title:	Director

Signature Page to Amendment No. 5

Encore Capital Group, Inc.

Credit Agreement dated as of February 8, 2010

CALIFORNIA BANK & TRUST, as a Lender

By:	/s/ Michael Powell
Name:	Michael Powell
Title:	Senior Vice President

Signature Page to Amendment No. 5

Encore Capital Group, Inc.

Credit Agreement dated as of February 8, 2010

FIFTH THIRD BANK, as a Lender

By:	/s/ Gregory J. Vollmer
Name:	Gregory J. Vollmer
Title:	Vice President

Signature Page to Amendment No. 5

Encore Capital Group, Inc.

Credit Agreement dated as of February 8, 2010

MORGAN STANLEY BANK, N.A., as a Lender

By:	/s/ Harry Comninellis
Name:	Harry Comninellis
Title:	Authorized Signatory

Signature Page to Amendment No. 5

Encore Capital Group, Inc.

Credit Agreement dated as of February 8, 2010

CITIBANK, N.A., as a Lender

By:	/s/ Rita Raychaudhuri
Name:	Rita Raychaudhuri
Title:	Senior Vice President

Signature Page to Amendment No. 5

Encore Capital Group, Inc.

Credit Agreement dated as of February 8, 2010

ISRAEL DISCOUNT BANK OF NEW YORK, as a Lender

By:	/s/ Kenneth Lipke
Name:	Kenneth Lipke
Title:	First Vice President

By:	/s/ Roy Grossman
Name:	Roy Grossman
Title:	Senior Vice President

Signature Page to Amendment No. 5

Encore Capital Group, Inc.

Credit Agreement dated as of February 8, 2010

BANK LEUMI, USA, as a Lender

By:	/s/ Anthony Verderame
Name:	Anthony Verderame
Title:	Vice President

Signature Page to Amendment No. 5

Encore Capital Group, Inc.

Credit Agreement dated as of February 8, 2010

COMPASS BANK, as a Lender

By:	/s/ Mark Sunderland
Name:	Mark Sunderland
Title:	Senior Vice President

Signature Page to Amendment No. 5

Encore Capital Group, Inc.

Credit Agreement dated as of February 8, 2010

AMALGAMATED BANK, as a Lender

By:	/s/ Jackson Eng
Name:	Jackson Eng
Title:	First Vice President, Credit Officer

Signature Page to Amendment No. 5

Encore Capital Group, Inc.

Credit Agreement dated as of February 8, 2010

BANK HAPOALIM B.M. as a Lender

By:	/s/ Lee Stenner
Name:	Lee Stenner
Title:	Senior Vice President

By:	/s/ Gustas Ziozis
Name:	Gustas Ziozis
Title:	Senior Vice President

Signature Page to Amendment No. 5

Encore Capital Group, Inc.

Credit Agreement dated as of February 8, 2010

FIRST BANK, as a Lender

By:	/s/ Susan J. Pepping
Name:	Susan J. Pepping
Title:	Vice President

Signature Page to Amendment No. 5

Encore Capital Group, Inc.

Credit Agreement dated as of February 8, 2010

CATHAY BANK, CALIFORNIA BANKING CORPORATION, as a Lender

By:	/s/ Shahid Kathrada
Name:	Shahid Kathrada
Title:	Vice President

Signature Page to Amendment No. 5

Encore Capital Group, Inc.

Credit Agreement dated as of February 8, 2010

UNION BANK, N.A., as a Lender

By:	/s/ Edmund Ozorio
Name:	Edmund Ozorio
Title:	Vice President, Senior Credit Executive

Signature Page to Amendment No. 5

Encore Capital Group, Inc.

Credit Agreement dated as of February 8, 2010

MANUFACTURERS BANK, as a Lender

By:	/s/ Sandy Lee
Name:	Sandy Lee
Title:	Vice President

Signature Page to Amendment No. 5

Encore Capital Group, Inc.

Credit Agreement dated as of February 8, 2010

ANNEX A

COMMITMENT SCHEDULE

Lender	Amount of Revolving Loan Commitment

SunTrust Bank	$60,000,000

JPMorgan Chase Bank, N.A.	$55,000,000

Bank of America, N.A.	$55,000,000

Deutsche Bank Trust Company Americas	$50,000,000

ING Capital LLC	$45,000,000

California Bank & Trust	$40,000,000

Fifth Third Bank	$40,000,000

Morgan Stanley Bank, N.A.	$40,000,000

Citibank, N.A.	$33,000,000

Israel Discount Bank of New York	$25,000,000

Bank Leumi USA	$20,000,000

Compass Bank, successor in interest to Guaranty Bank	$20,000,000

Amalgamated Bank	$15,000,000

Bank Hapoalim[1]	$15,000,000

First Bank	$15,000,000

Cathay Bank, California Banking Corporation	$10,000,000

Union Bank, N.A.	$10,000,000

Manufacturers Bank	$7,500,000

TOTAL	$555,500,000

[1]	New Lender

CONSENT AND REAFFIRMATION

Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 5 to the Credit Agreement dated as of February 8, 2010 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among Encore Capital Group, Inc. (the “Borrower”), the financial institutions from time to time party thereto (the “Lenders”) and SunTrust Bank., in its individual capacity as a Lender and in its capacities as contractual representative (the “Administrative Agent”) and as collateral agent (the “Collateral Agent”), which Amendment No. 5 is dated as of May 8, 2012 (the “Amendment”). Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement. Without in any way establishing a course of dealing by the Administrative Agent, the Collateral Agent or any Lender, each of the undersigned consents to the Amendment and reaffirms the terms and conditions of the Guaranty Agreement, the Pledge and Security Agreement and any other Loan Document executed by it and acknowledges and agrees that such agreement and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed.

All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as each of the same may from time to time hereafter be amended, modified or restated.

Dated: May 8, 2012

[Signature Page Follows]

MIDLAND CREDIT MANAGEMENT, INC.		ASCENSION CAPITAL GROUP, INC.

By:	/s/ J. Brandon Black	By:	/s/ J. Brandon Black
Name:	J. Brandon Black	Name:	J. Brandon Black
Title:	President & Chief Executive Officer	Title:	President

MIDLAND PORTFOLIO SERVICES, INC.		MIDLAND FUNDING LLC

By:	/s/ J. Brandon Black	By:	/s/ J. Brandon Black
Name:	J. Brandon Black	Name:	J. Brandon Black
Title:	President	Title:	President

MIDLAND INDIA LLC		MIDLAND INTERNATIONAL LLC

By:	/s/ Glen Freter	By:	/s/ J. Brandon Black
Name:	Glen Freter	Name:	J. Brandon Black
Title:	Treasurer	Title:	President

MIDLAND FUNDING NCC-2 CORPORATION		MRC RECEIVABLES CORPORATION

By:	/s/ J. Brandon Black	By:	/s/ J. Brandon Black
Name:	J. Brandon Black	Name:	J. Brandon Black
Title:	President	Title:	President

Signature Page to Consent and Reaffirmation

Amendment No. 5

Encore Capital Group, Inc.

Credit Agreement dated as of February 8, 2010